Exhibit 99.2

Execution Version

SHAREHOLDER VOTING AGREEMENT

THIS SHAREHOLDER VOTING AGREEMENT (this “Agreement”) is made and entered into as of July 14, 2010, by and among FLORIDA BANK GROUP, INC., a Florida corporation (“Buyer”), ANDEREN FINANCIAL INC., a Florida corporation (“Target”), and the undersigned shareholders (each, a “Shareholder” and, collectively, the “Shareholders”) of Target.

Preamble

Buyer, FRANKLIN ACQUISITION COMPANY, LLC, a Florida limited liability company (“Sub”), and Target propose to enter into an Agreement and Plan of Merger (as it may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”), which provides for the merger (the “Merger”) of Target with and into Sub in accordance with its terms.

Each Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of each class of capital stock of Target as is indicated on the signature page of this Agreement.

In consideration of and as a condition to the execution of the Merger Agreement by Buyer, Buyer has required that the Shareholders agree to certain matters, and in order to induce Buyer to enter into the Merger Agreement, the Shareholders are willing to agree to such matters, all upon the terms and subject to the conditions set forth herein

NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

1. Certain Definitions.

(a) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

“Constructive Sale” means with respect to any security a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits and risks of ownership.

“Shares” means, with respect to any Shareholder, (i) all shares of capital stock of Target owned, beneficially or of record, by each Shareholder as of the date hereof, and (ii) all additional shares of capital stock of Target acquired by Shareholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as such term is defined in Section 12 below).

“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or the Constructive

Sale or other disposition of such security (including transfers by testamentary or intestate succession or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2. Transfer and Voting Restrictions.

(a) At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, each Shareholder shall not, except in connection with the Merger or as the result of the death of such Shareholder, Transfer any of the Shares owned by such Shareholder, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto.

(b) Each Shareholder understands and agrees that if such Shareholder attempts to Transfer, vote or provide any other person with the authority to vote any of the Shares owned by such Shareholder other than in compliance with this Agreement, Target shall not, and each Shareholder hereby unconditionally and irrevocably instructs Target not to, (i) permit any such Transfer on its books and records, (ii) issue a new certificate representing any of the Shares owned by such Shareholder or (iii) record such vote unless and until such Shareholder shall have complied with the terms of this Agreement.

(c) From and after the date hereof, except as otherwise permitted by this Agreement or by order of a court of competent jurisdiction, each Shareholder will not commit any act that would restrict his legal power, authority and right to vote all of the Shares then owned of record or beneficially by him or otherwise prevent or disable such Shareholder from performing any of his obligations under this Agreement. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, from and after the date hereof, each Shareholder will not enter into any voting agreement with any person or entity with respect to any of the Shares owned by such Shareholder, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of such Shares, deposit any of such Shares in a voting trust or otherwise enter into any agreement or arrangement with any person or entity limiting or affecting such Shareholder’s legal power, authority or right to vote such Shares in favor of the approval of the Proposed Transaction.

3. Agreement to Vote Shares.

(a) Prior to the Expiration Date, at every meeting of the shareholders of Target called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of Target, each Shareholder (solely in Shareholder’s capacity as such) shall appear at the meeting or otherwise cause the Shares owned by such Shareholder to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to this Agreement, vote (i) in favor of approval of the Merger, the Merger Agreement and the other transactions contemplated thereby (collectively, the “Proposed Transaction”), (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Proposed Transaction, and (iii) against any of the following (to the extent unrelated to the Proposed Transaction): (A) any merger, consolidation or business combination involving Target or any of its subsidiaries other than the Proposed Transaction; (B) any sale, lease or transfer of all or substantially all of the assets of Target or any of its subsidiaries; (C) any reorganization, recapitalization, dissolution, liquidation or winding up of Target or any of its subsidiaries; or (D) any other action that is intended, or would reasonably be expected to materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Proposed Transaction (each of (ii) and (iii), a “Competing Transaction”).

(b) If Shareholder is the beneficial owner, but not the record holder, of the Shares, such Shareholder agrees to take all actions necessary to cause the record holder and any nominees to vote all of the Shares in accordance with this Section 3.

4. Grant of Irrevocable Proxy.

(a) Each Shareholder hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, Buyer and each of its executive officers and any of them, in their capacities as officers of Buyer (the “Grantees”), each Shareholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of such Shareholder, to vote the Shares, to instruct nominees or record holders to vote such Shares owned by such Shareholder, or grant a consent or approval in respect of such Shares in accordance with Section 3 hereof and, in the discretion of the Grantees with respect to any proposed adjournments or postponements of any meeting of shareholders at which any of the matters described in Section 3 hereof is to be considered.

(b) Each Shareholder represents that any proxies heretofore given in respect of Shareholder’s shares that may still be in effect are not irrevocable, and such proxies are hereby revoked.

(c) Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, except as otherwise provided in this Agreement. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 607.0722 of the Florida Business Corporation Act until termination of this Agreement.

(d) The Grantees may not exercise this irrevocable proxy on any other matter except as provided above. Each Shareholder may vote the Shares on all other matters.

(e) Buyer may terminate this proxy with respect to any Shareholder at any time at its sole election by written notice provided to Shareholder.

5. No Solicitation. Prior to the termination of this Agreement, each Shareholder, solely in his capacity as a shareholder, shall not directly or indirectly, (i) solicit, initiate or knowingly encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that would reasonably be expected to lead to an Acquisition Proposal, (ii) except as Target may be permitted pursuant to the Merger Agreement, conduct or engage in discussions or negotiations with any Person with respect to any Acquisition Proposal, or disclose any non-public information relating to Target or any of its Subsidiaries to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal, (iii) approve, endorse or recommend any Acquisition Proposal or (iv) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction.

6. Action in Shareholder Capacity Only. Each Shareholder makes no agreement or understanding herein as a director, employee, officer or agent of Target. Each Shareholder signs solely in his capacity as a record holder and beneficial owner, as applicable, of Shares, and nothing herein shall limit or affect any actions taken in any other capacity, including without limitation, as an officer, director, employee, or agent of Target.

7. Representations and Warranties of Shareholder. Each Shareholder, severally but not jointly, hereby represents and warrants to Buyer as follows:

(a) Except as otherwise disclosed in writing to Buyer prior to the date hereof, (i) such Shareholder is the beneficial or record owner of the shares of capital stock of Target indicated on the signature page of this Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances; (ii) such Shareholder does not beneficially own any securities of Target other than the shares of capital stock and rights to purchase shares of capital stock of Target set forth on the signature page of this Agreement; (iii) such Shareholder has full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4; and (iv) this Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder enforceable against him in accordance with its terms. Prior to the termination of this Agreement, such Shareholder agrees to promptly notify Buyer of any additional shares of capital stock of Target that such Shareholder becomes the beneficial owner of after the date hereof.

(b) As of the date hereof and for so long as this Agreement remains in effect (including as of the date of the Shareholders Meeting, which, for purposes of this Agreement, includes any adjournment or postponement thereof), except for this Agreement or as otherwise permitted by this Agreement, such Shareholder has full legal power, authority and right to vote all of the Shares then owned of record or beneficially by him, in favor of the approval and authorization of the Proposed Transaction without the consent or approval of, or any other action on the part of, any other person or entity (including, without limitation, any governmental entity). Without limiting the generality of the foregoing, such Shareholder has not entered into any voting agreement (other than this Agreement) with any person or entity with respect to any of the Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust or entered into any arrangement or agreement with any person or entity limiting or affecting his legal power, authority or right to vote the Shares on any matter.

(c) The execution and delivery of this Agreement and the performance by such Shareholder of his agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which such Shareholder is a party or by which such Shareholder (or any of his assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely in any material respect affect such Shareholder’s ability to perform his obligations under this Agreement or render materially inaccurate any of the representations made by him herein.

(d) Except as disclosed pursuant to the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Buyer, Sub or Target in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Shareholder.

(e) Such Shareholder has provided true, correct and complete copies of any pledge agreement or other documents pursuant to which such shareholder has granted any pledge, lien or other encumbrance over any of the Shares.

(f) Each Shareholder understands and acknowledges that Buyer, Sub and Target are entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement and the representations and warranties contained herein.

8. Representations and Warranties of Buyer.

(a) Buyer hereby represents and warrants to Target as follows: (i) Buyer has full power and authority to make, enter into and carry out the terms of this Agreement and (ii) this Agreement has been duly and validly authorized by all necessary action on the part of Buyer and has been duly and validly executed and delivered by Buyer and constitutes a valid and binding agreement of Buyer enforceable against it in accordance with its terms.

(b) The execution and delivery of this Agreement and the performance by Buyer of its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Buyer is a party or by which Buyer (or any of its assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect Buyer’s ability to perform its obligations under this Agreement or render materially inaccurate any of the representations made by it herein.

9. Exchange of Shares; Waiver of Rights of Appraisal. If the Merger is consummated, the Shares shall, pursuant to the terms of the Merger Agreement, be exchanged for the consideration provided in the Merger Agreement. Each Shareholder hereby waives, and agrees to prevent the exercise of, any rights of appraisal with respect to the Merger, or rights to dissent from the Merger, that such Shareholder may have by virtue of his beneficial ownership of the Shares.

10. Regulatory Approvals. Each of the provisions of this Agreement is subject to compliance with applicable regulatory conditions and receipt of any required Consents.

11. Confidentiality. Each Shareholder recognizes that successful consummation of the transactions contemplated by the Merger Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, and so that Buyer may rely on the safe harbor provisions of Rule 100(b)(2)(ii) of Regulation FD, Shareholder, solely in his or its capacity as a shareholder, hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than his or its counsel and advisors, if any) without the prior written consent of Buyer and Target, except for disclosures such Shareholder’s counsel advises are necessary in order to comply with any Law, in which event Shareholder shall give notice of such disclosure to Buyer and Target as promptly as practicable so as to enable Buyer and Target to seek a protective order from a court of competent jurisdiction with respect thereto.

12. Termination. This Agreement shall automatically terminate and be of no further force or effect whatsoever on the first to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement pursuant to the terms thereof, (iii) any material amendment or modification to the Merger Agreement, including but not limited to any amendment or modification to the Merger consideration, and (iv) as to any Shareholder, upon notice from Buyer in accordance with Section 4(e) hereof (the date of termination being the “Expiration Date”).

13. Miscellaneous Provisions.

(a) Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by Buyer, Target and each Shareholder.

(b) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(d) Consent to Jurisdiction; Venue. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Florida or any Florida state court in the event that any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal court sitting in the State of Florida or a Florida state court.

(e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(f) Attorneys’ Fees. In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

(g) Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, including, without limitation, such Shareholder’s estate and heirs upon the death of such Shareholder, provided that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties hereto without the prior written consent of the other parties hereto, except that Buyer, without obtaining the consent of any other party hereto, shall be entitled to assign this Agreement or all or any of its rights or obligations hereunder to any one or more Affiliates of Buyer. No assignment by Buyer under this Section 13(g) shall relieve Buyer of its obligations under this Agreement. Any assignment in violation of the foregoing shall be void and of no effect.

(h) No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(i) Cooperation. Each Shareholder agrees to reasonably cooperate with Buyer and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Buyer to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Each Shareholder hereby agrees that Buyer and Target may publish and disclose in the Proxy Statement and the Registration Statement (including all documents and schedules filed with the SEC), such Shareholder’s identity and ownership of Shares and the nature of such Shareholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement as an Exhibit to the Registration Statement or in any other filing made by Buyer or Target with the SEC relating to the Proposed Transaction.

(j) Severability. If any term or other provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

(k) Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

(l) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Buyer and Target shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of such Shareholder set forth in this Agreement. Therefore, each Shareholder hereby agrees that, in addition to any other remedies that may be available to Buyer or Target, as applicable upon any such violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means to which they are entitled at law or in equity, without requiring the posting of any bond or other undertaking.

(m) Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if (a) delivered to the appropriate address by hand or overnight courier (providing proof of delivery), or (b) sent by facsimile with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (a), in each case to the parties at the following address or facsimile (or at such other address or facsimile for a party as shall be specified by like notice): (i) if to Buyer or Target, to the address or facsimile provided in the Merger Agreement, including to the persons designated therein to receive copies; and (ii) if to any Shareholder, to such Shareholder’s address or facsimile shown below such Shareholder’s signature on the signature page hereof.

(n) Counterparts. This Agreement may be executed in several counterparts, including by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

(o) Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(p) Legal Representation. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

(q) Several Obligations. Notwithstanding anything in this Agreement to the contrary, the obligations of the Shareholders hereunder shall be several but not joint and no Shareholder shall be responsible for any act or inaction by any other Shareholder. Each Shareholder agrees that such Shareholder’s obligations under this Agreement is a several obligation of such Shareholder, and that the failure by any other Shareholder to perform such other Shareholder’s obligations under this Agreement or the breach by any other Shareholder of any representation or warranty hereunder shall not constitute a bar, limitation, prohibition or defense to the enforcement of this Agreement against any Shareholder.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

FLORIDA BANK GROUP, INC.

By:	/s/ Robert Rothman
Name:	Robert Rothman
Title:	Chairman and Chief Executive Officer

ANDEREN FINANCIAL INC.

By:	/s/ Charles Allcott
Name:	Charles Allcott
Title:	Chief Executive Officer

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[SHAREHOLDER NAME]

Address:

Telephone:
Facsimile:

Shares Beneficially Owned by Shareholder:

Shares of Target Common Stock
Options to acquire Target Common Stock

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